Putnam
Ohio
Tax Exempt
Income Fund

SEMIANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Solid economic growth, relatively low supply, and positive demographics are favorably impacting the Ohio municipal bond market. We believe our hands-on approach will be instrumental in finding unrealized opportunities before the rest of the market does."

                -- Howard K. Manning, manager
                   Putnam Ohio Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam Ohio Tax Exempt Income Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Howard Manning had pursued a slightly defensive policy in managing the fund. As the year unfolded, however, he concluded that a somewhat more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Howard provides the specifics of his strategic shift as well as details about the fiscal year's first half. Then he offers some insights into what he believes is in store for the rest of the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Howard K. Manning

In today's low inflation climate, the strong U.S. economy has been shining on just about every municipal bond issuer, raising tax revenues and improving business prospects in most industries. Yield-hungry investors have been snapping up tax-free securities, often regardless of credit quality, and municipal bond funds have chalked up attractive gains due in part to this heavy demand.

Putnam Ohio Tax Exempt Income Fund rose with the tide. The fund's class A shares provided total returns at net asset value of 4.85% and - 0.15% at public offering price for the six months ended November 30, 1997. The fund's competitive benchmark, the Lehman Brothers Municipal Bond Index, posted a 5.40% return for the same period. Performance results for longer periods can be found on pages 8 and 9.

* MAINTAINING SLIGHTLY DEFENSIVE TONE

An atmosphere of low volatility and narrow trading ranges characterized the fixed-income markets for much of the period. The lack of direction stemmed from an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation (positive for the bond market).

But the Pacific Rim crisis and resulting correction in worldwide equity markets in late October changed all that. While the enormous day-to-day volatility in the stock and bond markets has certainly been felt in the tax-free markets, municipal bonds suffered less in comparison and, in fact, had settled down by the end of November.

One way your fund's management team seeks to provide high, durable returns is by taking advantage of quantifiable factors such as seasonal supply/demand trends rather than attempting to predict the direction of interest rates. Historically, December has been one of the heaviest months for new issuance, and volume is expected to reach $18 billion, dramatically higher than the average $10 billion coming to market in preceding months.

Since we believe that taking on excessive risk would not reward the fund, we're only selecting bonds with strong credit profiles -- those most likely to perform well in all market conditions. Furthermore, we will keep a slightly shorter-than-market duration of from 6.5 to 7 years with maturities falling in the 10- to 20-year range. As we have stated before, shorter durations can help preserve principal value as interest rates gradually move upward.

* FLATTER YIELD CURVE, CONTINUED YIELD SPREAD TIGHTENING

With inflation practically nonexistent, interest rates fell throughout the semiannual period. As bond investors moved farther out on the yield curve to pick up the higher yields offered by longer-term bonds, demand for shorter-term bonds evaporated. The result was a flatter Treasury yield curve. While the municipal bond yield curve remains steeper than that of the Treasury market, it too has experienced increased flattening.

Municipal bond yields, which have traditionally traded between 78% and 84% of Treasury yields, were trading as high as 86% of equivalent Treasury bond yields by the close of November. The higher yield ratio suggests municipal bonds have become quite attractive on a valuation basis. In fact, municipal bonds offer some of the best value since the failed flat-tax proposals initially surfaced more than two years ago.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospital/health care          22.9%
Education                     14.3%
Housing                       10.8%
Water and sewerage             7.3%
Utilities                      6.8%
Transportation                 5.0%

Footnote reads:
*Based on net assets as of 11/30/97. Portfolio holdings will vary over time.

Another defining characteristic of the period is the narrowing spread between the yields of lower-rated and higher-rated securities. In periods of low interest rates and solid economic growth, investors usually have greater confidence in higher-risk investments. As a result, lower quality bonds have outperformed higher quality bonds and investors have been rewarded for taking on extra credit risk. While we are taking profits on selected lower-rated bonds as their valuations peak, we would expect the tighter spreads to continue as long as economic growth remains strong.

* FUND PURSUES TWIN GOALS OF INCOME, TOTAL RETURN THROUGH QUALITY INVESTMENTS

One of our ongoing goals is to build both healthy yield and solid total return potential into the portfolio. This involves structuring the portfolio very carefully in terms of both coupon and credit quality. Slightly greater than 60% of the fund's portfolio holdings are securities of the highest credit quality of Aaa, while approximately 25% of the holdings are invested in bonds rated Baa or below. This translates into an average quality rating of Aa.

Your fund remains well diversified by industry and municipality. Health care dominates the fund's sector strategy and makes up 22.9% of the fund's net assets. Demographic trends as well as limited availability of beds and apartment units are creating a burgeoning demand for nursing homes and assisted living/elderly care facilities. General obligation (GO) bonds, backed by the general credit and taxing power of the state or local government, are benefiting from the strong local economy and higher tax receipts. With limited public funding of projects at the government level, however, our research efforts have also focused on essential-service bonds, such as Cleveland Waterworks. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

High-quality, single-family housing bonds are another big contributor to the fund's income stream. This is an area in which Putnam's extensive research capabilities can add value as we carefully weigh the risk of prepayments versus the attractive income payout of these bonds. On a final note, the fund added bonds of Cleveland's Rock and Roll Hall of Fame and Kroger Food Stores during the period. Both holdings exemplify a one-of-a-kind investment opportunity in a market with extremely limited supply.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba/BB                      6.5%
Aaa                       60.8%
Aa                         5.7%
A                          8.8%
Baa/BBB                   18.2%

Footnote reads:
*As a percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* OUTLOOK: CONTINUED VOLATILITY, MODERATE UPWARD PRESSURE ON INTEREST RATES

While the municipal bond market seems to have settled down, there still may be periods of moderate volatility. We realize that volatility can be unsettling for investors, but as professional money managers, we can take advantage of short-term distortions and improve the fund's return over time.

As time goes on, we still believe that there will be moderate upward pressure on interest rates driven by the tight market conditions in the United States. Our focus on key strategies such as reducing call risk and careful security selection, especially among the lower quality credits, should serve us very well as we move into 1998.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state taxes consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                               Class A          Class B          Class M
(inception date)              (10/23/89)       (7/15/93)        (4/3/95)
                              NAV     POP      NAV    CDSC      NAV    POP
--------------------------------------------------------------------------
6 months                   4.85%  -0.15%    4.51%  -0.49%    4.58%   1.20%
--------------------------------------------------------------------------
1 year                     6.49    1.47     5.80    0.80     6.17    2.67
--------------------------------------------------------------------------
5 years                   36.90   30.36    32.23   30.23    34.80   30.47
Annual average             6.48    5.45     5.75    5.42     6.15    5.46
--------------------------------------------------------------------------
Life of fund              77.64   69.28    67.04   67.04    72.18   66.62
Annual average             7.35    6.71     6.54    6.54     6.94    6.51
--------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97
                                              Lehman Bros.
                                              Municipal        Consumer
                                              Bond Index      Price Index
--------------------------------------------------------------------------
6 months                                         5.40%           0.87%
--------------------------------------------------------------------------
1 year                                           7.18            1.83
--------------------------------------------------------------------------
5 years                                         42.06           13.73
Annual average                                   7.27            2.61
--------------------------------------------------------------------------
Life of fund                                    88.86           28.58
Annual average                                   8.18            3.16
--------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)
                               Class A          Class B         Class M
(inception date)              (10/23/89)       (7/15/93)       (4/3/95)
                              NAV     POP     NAV    CDSC     NAV     POP
--------------------------------------------------------------------------
6 months                     4.99%   0.02%   4.69%  -0.31%   4.85%   1.49%
--------------------------------------------------------------------------
1 year                       8.17    3.02    7.63    2.63    7.98    4.50
--------------------------------------------------------------------------
5 years                     37.12   30.60   32.56   30.56   35.15   30.68
Annual average               6.52    5.48    5.80    5.48    6.21    5.50
--------------------------------------------------------------------------
Life of class               79.82   71.36   69.06   69.06   74.28   68.66
Annual average               7.43    6.80    6.62    6.62    7.02    6.59
--------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/97

                                   Class A    Class B     Class M
--------------------------------------------------------------------------
Distributions (number)                 6          6            6
--------------------------------------------------------------------------
Income                            $0.232062  $0.201846   $0.218370
--------------------------------------------------------------------------
Capital gains1                        --         --           --
--------------------------------------------------------------------------
  Total                           $0.232062  $0.201846   $0.218370
--------------------------------------------------------------------------
Share value:                     NAV      POP    NAV     NAV     POP
--------------------------------------------------------------------------
5/31/97                         $8.99   $9.44   $8.98   $9.00   $9.30
--------------------------------------------------------------------------
11/30/97                         9.19    9.65    9.18    9.19    9.50
--------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------
Current dividend rate2           5.11%   4.87%   4.46%   4.81%   4.66%
--------------------------------------------------------------------------
 Taxable equivalent3             9.10    8.67    7.94    8.56    8.30
--------------------------------------------------------------------------
 Current 30-day SEC yield4       4.65    4.43    4.06    4.37    4.23
--------------------------------------------------------------------------
 Taxable equivalent3             8.28    7.89    7.23    7.78    7.53
--------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.83% combined federal, state tax rate and city tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher
12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
November 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA Insd.  -- Federal Housing Administration Insured
FSA        -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation
RAN        -- Revenue Anticipation Notes


MUNICIPAL BONDS AND NOTES (98.2%) *
PRINCIPAL AMOUNT                                                             RATINGS **                VALUE

Ohio (82.9%)
------------------------------------------------------------------------------------------------------------
                 Akron, Econ. Dev. Rev. Bonds
$       875,000    MBIA, 6s, 12/1/13                                           Aaa              $    964,688
      1,000,000    MBIA, 5s, 12/1/18                                           Aaa                   966,250
        100,000  Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge.
                   Rev. Bonds, FHA Insd., 7.9s, 8/1/03                         A                     116,375
      1,900,000  Bedford, Hosp. Impt. Rev. Bonds (Bedford Cmnty.
                   Hosp., Inc.), 8 1/2s, 5/15/09                               AAA                 2,085,250
      1,500,000  Brecksville-Broadview Heights, City School Dist.
                   G.O. Bonds, FGIC, 6 1/2s, 12/1/16                           Aaa                 1,695,000
      5,000,000  Butler Cnty., Hosp. Impt. Rev. Bonds
                   (Fort Hamilton-Hughes), 7 1/2s, 1/1/10                      Baa3                5,475,000
      1,250,000  Cincinnati, Student Loan Funding Corp. Rev. Bonds,
                   Ser. B, 8 7/8s, 8/1/08                                      BBB/P               1,331,250
                 Cleveland, City School Dist. G.O. Bonds
        900,000    9s, 12/1/08                                                 Aaa                   962,118
      2,500,000    8 1/4s, 12/1/08                                             Aaa                 2,912,500
      1,000,000    AMBAC, 7.35s, 12/1/08                                       Aaa                 1,053,580
      2,000,000  Cleveland, G.O. Bonds, MBIA, 5 3/4s, 8/1/11                   Aaa                 2,170,000
      2,500,000  Cleveland, Pkg. Fac. Impt. Rev. Bonds, 8s, 9/15/12            BB/P                2,925,000
      2,000,000  Cleveland, Pub. Pwr. Syst. Rev. Bonds 1st Mtge.,
                   Ser. 1, MBIA, 5s, 11/15/24                                  Aaa                 1,920,000
                 Cleveland, Urban Renewal Increment Rev. Bonds
                   (Rock & Roll Hall of Fame)
      1,900,000    6 3/4s, 3/15/18                                             BBB-/P              2,006,875
      2,000,000    6 5/8s, 3/15/11                                             BBB-/P              2,110,000
                 Cleveland, Waterworks 1st Mtge. Rev. Bonds
      2,000,000    Ser. F-92A, AMBAC, 6 1/2s, 1/1/21                           Aaa                 2,197,500
      7,950,000    Ser. G, MBIA, 5 1/2s, 1/1/13                                Aaa                 8,436,938
      1,350,000  Cleveland-Cuyahoga Cnty., Port Auth. Rev. Bonds
                   (Rock & Roll Hall of Fame), 5.2s, 12/1/03                   BBB-/P              1,373,625
      1,000,000  Clyde, Elec. Syst. Mtge. Rev. Bonds, Ser. B,
                   8 3/8s, 11/15/14                                            BB+/P               1,033,240
      5,050,000  Cuyahoga Cnty., Hosp. Rev. Bonds
                   (Cleveland-Fairview Gen. Hosp. &
                   Lutheran Med. Ctr.), MBIA, 6 1/4s, 8/15/10                  Aaa                 5,510,813
      1,300,000  Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                     Aa                  1,514,500
      1,300,000  Franklin Cnty., Convention Fac. Auth. Tax & Lease
                   RAN,, MBIA, 7s, 12/1/19                                     Aaa                 1,426,750
      1,750,000  Franklin Cnty., Hlth. Care Facs. Rev. Bonds
                   (Friendship Dublin), 5 5/8s, 11/1/22                        A-                  1,728,125
      1,250,000  Greene Cnty., Rev. Bonds (Farview), Ser. B, MBIA,
                   4 1/2s, 1/1/11                                              Aaa                 1,250,000
        700,000  Hamilton Cnty., Elec. Syst. Mtge. Rev. Bonds, Ser. B,
                    FGIC, 8s, 10/15/22                                         Aaa                   738,640
      2,750,000  Hamilton Cnty., Hlth. Syst. Rev. Bonds
                   (Providence Hosp.), 6 7/8s, 7/1/15                          Baa1                2,949,375
      1,000,000  Hubbard, Swr. Syst. Mtge. Rev. Bonds, 8.8s,
                   11/15/17                                                    AAA/P               1,041,710
      1,800,000  Huron Cnty., Human Svcs. Rev. Bonds, MBIA,
                   6.55s, 12/1/20                                              Aaa                 2,112,750
      1,320,000  Kirtland, G.O. Bonds, AMBAC, 7 1/2s, 12/1/16                  Aaa                 1,476,750
        356,074  Lake Cnty., Indl. Dev. Rev. Bonds (Madison Inn
                   Hlth. Ctr.), FHA Insd., 12s, 5/1/14                         A-/P                  380,554
      1,000,000  Lakota, Local School Dist. Rev. Bonds, AMBAC,
                   7s, 12/1/10                                                 Aaa                 1,215,000
        817,883  Logan Cnty., Indl. Dev. Rev. Bonds (Indian
                   Lake Hlth.), FHA Insd., 12s, 3/15/14                        AAA/P                 921,142
      1,910,000  Lorain Cnty., Elderly Hsg. Corp. Multi-Fam. Rev.
                   Bonds (Harr Plaza & Intl.), Ser. A, 6 3/8s, 7/15/19         A                   1,986,400
                 Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
      1,500,000    7.3s, 12/15/14                                              BB-/P               1,625,625
      1,750,000    7 1/8s, 12/15/18                                            BB-/P               1,881,250
      5,325,000  Lorain Cnty., Hosp. Rev. Bonds (EMH Regl.
                   Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                          Aaa                 6,383,344
      3,100,000  Lucas Cnty., Indl. Dev. Rev. Bonds (Kroger Co.),
                   8 1/2s, 7/1/11                                              Baa3                3,522,375
                 Marion Cnty., Hlth. Care Fac. Rev. Bonds
                   (United Church Homes)
        460,000    8 7/8s, 12/1/12                                             BBB                   514,625
      4,000,000    6 3/8s, 11/15/10                                            BBB                 4,230,000
      2,000,000    6.3s, 11/15/15                                              BBB                 2,085,000
      1,205,000  Massillon, Rev. Bonds (Lincoln Ctr. Phase II),
                   AMBAC, 6.95s, 12/1/10                                       Aaa                 1,458,050
      2,500,000  Miami Cnty., Hosp. Fac. Rev. Bonds (Upper Valley
                   Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                         Baa2                2,656,250
      2,000,000  Montgomery Cnty., Hlth. Syst. Rev. Bonds
                   (Franciscan Brothers Hosp.), Ser. B-1, 8.1s, 7/1/18         Baa1                2,385,000
        580,000  Montgomery Cnty., Hosp. Rev. Bonds
                   (Grandview Hosp. & Med Ctr.), 5.6s, 12/1/11                 BBB                   582,175
      2,705,000  Mount Vernon, Hosp. Rev. Bonds
                   (Knox Cmnty. Hosp.), 7 7/8s, 6/1/12                         BBB+/P              2,774,491
      5,200,000  North Olmsted, G.O. Bonds, AMBAC, 6.2s, 12/1/11               Aaa                 5,895,500
      1,885,000  North Royalton, City School Dist. G.O. Bonds,
                   MBIA, 6 5/8s, 12/1/06                                       Aaa                 2,174,819
        835,000  Northwestern, School Dist. Rev. Bonds (Wayne &
                   Ashland Cntys. School Impt.), FGIC, 7.2s, 12/1/10           Aaa                 1,028,094
      6,160,000  OH Hsg. Fin. Agcy. Mtge. Rev. Bonds, Ser. 25, 8.05s,
                   3/1/29 (acquired 9/24/97, cost $6,881,610) [DBL. DAGGER]    AAA                 6,883,800
                 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
      5,864,000    Ser. A-2, GNMA Coll., 9.588s, 3/24/31                       Aaa                 6,648,310
      5,550,000    Ser. G-2, GNMA Coll., 10.224s, 3/2/23                       Aaa                 6,715,500
                 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
        535,000    Ser. C, GNMA Coll., 7.85s, 9/1/21                           AAA                   573,788
        359,115    Ser. 85-A, FGIC, zero %, 1/15/15 #                          Aaa                    65,090
      3,000,000  OH Hsg. Finl. Agcy. Mtge. Rev. Bonds, Ser. A,
                   GNMA, 6.05s, 9/1/17                                         AAA                 3,161,250
                 OH State Air Qlty. Dev. Auth. Rev. Bonds
                   (Poll. Control)
      5,000,000    Ser. B, 6s, 8/1/20                                          Ba1                 5,125,000
      2,500,000    Ser. A, 5.95s, 5/15/29                                      Baa2                2,562,500
      1,000,000  OH State Bldg. Auth. Rev. Bonds (Adult
                   Correctional Fac.), Ser. A, AMBAC, 6s, 4/1/06               Aaa                 1,098,750
                 OH State Econ. Dev. Rev. Bonds
      1,475,000    (Sponge, Inc.), Ser. 5-A, 8 3/8s, 6/1/14                    A-                  1,576,406
        630,000    (Superior Forge & Steel Corp.), Ser. 3,
                   7.625 s, 6/1/11                                             A-                    696,938
                 OH State Higher Ed. Fac. Rev. Bonds
                   (Case Western Reserve U.)
      4,500,000    6 1/4s, 10/1/18                                             Aa                  5,214,375
      1,000,000    6s, 10/1/14                                                 Aa                  1,123,750
      1,500,000    Ser. C, 5 1/8s, 10/1/17                                     Aa3                 1,485,000
      1,800,000  Ohio State Indl. Dev. Auth. Rev. Bonds
                   (Kroger Co.), 8.65s, 6/1/11                                 Baa3                2,049,750
      3,350,000  OH State Poll. Control Rev. Bonds (Standard
                   Oil Co.), 6 3/4s, 12/1/15                                   Aa3                 4,045,125
      1,250,000  OH State Wtr. Dev. Auth. Poll. Control Fac. Rev.
                   Bonds (Cleveland Elec. Illuminating), 8s, 10/1/23           Ba2                 1,307,813
      5,700,000  OH State Wtr. Dev. Auth. Solid Waste Disp.
                   Rev. Bonds (North Star Broken Hill Steel),
                   6.45s, 9/1/20                                               A2                  6,163,125
      2,275,000  Orrville, Elec. Syst. Mtge. Rev. Bonds, Ser. A,
                   AMBAC, 7 1/2s, 12/1/10                                      Aaa                 2,398,123
      1,000,000  Oxford, Wtr. Supply Syst. Mtge. Rev. Bonds,
                   AMBAC, 7 5/8s, 12/1/14                                      Aaa                 1,056,240
      1,000,000  Pickerington, Local School Dist. Construction &
                   Impt. Rev. Bonds, FGIC, 5.8s, 12/1/09                       Aaa                 1,106,250
                 Sandusky Cnty., Hosp. Fac. Rev. Bonds
                   (Memorial Hosp.)
      1,750,000    7 3/4s, 12/1/09                                             BBB-/P              1,764,560
        795,000    7 3/8s, 12/1/01                                             BBB-/P                796,789
      2,600,000  Southwest, Local School Dist. G.O. Bonds
                   (Hamilton Cnty.), AMBAC, 7.65s, 12/1/10                     Aaa                 2,853,500
      2,260,000  Springboro Cmnty., City School Dist. G.O. Bonds,
                   AMBAC, 6s, 12/1/11                                          Aaa                 2,531,200
      2,925,000  Toledo, Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                   6.2s, 11/15/12                                              Aaa                 3,316,219
      1,175,000  Toledo, Waterworks Mtge. Rev. Bonds, AMBAC,
                   6.2s, 11/15/12                                              Aaa                 1,332,156
      3,200,000  Toledo-Lucas Cnty., Rev. Bond (Lodging
                   Tax-Convention Ctr.), 5.7s, 10/1/15 #                       Aaa                 3,308,000
      1,100,000  Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                   (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                      Baa3                1,150,875
      1,000,000  Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                   FGIC, 7.05s, 12/1/11                                        Aaa                 1,222,500
      2,000,000  U. of Cincinnati COP (U. of Cincinnati Ctr.),
                   MBIA, 5 1/8s, 6/1/24                                        Aaa                 1,962,500
      1,200,000  Washington Cnty., Hlth. Care Fac. Rev. Bonds
                   (Glenwood Retirement Cmnty.), 6.35s, 10/1/27                BB-/P               1,204,500
                 Westerville, City School Dist. Rev. Bonds
                   (School Impt.)
      1,610,000    6 1/4s, 12/1/09                                             A+                  1,813,263
      1,590,000    6 1/4s, 12/1/08                                             A+                  1,794,713
      3,000,000  Woodridge, School Dist. Rev. Bonds, AMBAC,
                   6.8s, 12/1/14                                               Aaa                 3,641,250
                 Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds,
                   FHA Insd.
        220,000    7 3/8s, 10/1/21                                             Aaa                   273,625
        205,000    7 3/8s, 10/1/20                                             Aaa                   258,044
        185,000    7 3/8s, 10/1/19                                             Aaa                   230,325
        180,000    7 3/8s, 10/1/18                                             Aaa                   223,200
        160,000    7 3/8s, 10/1/17                                             Aaa                   199,000
        155,000    7 3/8s, 10/1/16                                             Aaa                   191,619
                                                                                              --------------
                                                                                                 196,309,017

Puerto Rico (15.3%)
------------------------------------------------------------------------------------------------------------
                 Cmnwlth. of PR G.O. Bonds, MBIA
      1,100,000    6 1/2s, 7/1/08                                              Aaa                 1,271,875
      5,425,000    6 1/2s, 7/1/07                                              Aaa                 6,272,651
      4,000,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
                   MBIA, 6 1/2s, 7/1/06                                        Aaa                 4,570,000
      1,350,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds, Ser. Q,
                   7 3/4s, 7/1/16                                              Aaa                 1,495,125
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      1,000,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                                Aaa                 1,148,750
      4,000,000    Ser. W, 5 1/2s, 7/1/15                                      A                   4,160,000
      3,600,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                Aaa                 3,982,500
      4,180,000  Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                   FSA, 6s, 7/1/11                                             Aaa                 4,660,700
                 Cmnwlth. of PR, Pub. Bldg. Auth. Fac. Rev. Bonds,
                   Ser. A                                                      Aaa                 1,654,200
      1,440,000    6 1/4s, 7/1/12
      3,875,000    6 1/4s, 7/1/11                                              Aaa                 4,441,719
      1,100,000    AMBAC, 6 1/4s, 7/1/15                                       Aaa                 1,263,625
      1,400,000  Cmnwlth. of PR, Tel. Auth. IFB, MBIA,
                   6.875s, 1/16/15                                             Aaa                 1,454,250
                                                                                              --------------
                                                                                                  36,375,395
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $219,644,761) ***                                    $  232,684,412
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $236,836,508.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $219,644,761, resulting in gross unrealized appreciation and depreciation of $13,396,245 and $356,594, respectively, or net unrealized appreciation of $13,039,651.

[DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale. The total market value of the restricted security held at November 30, 1997 was $6,883,800 or 2.9% of net assets.

  # A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1997.

The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 1997.

The fund had the following industry group concentrations greater than 10% at November 30, 1997 (as a percentage of net assets):
  Hospitals/health care          22.9%
  Education                      14.3
  Housing                        10.8

The fund had the following insurance concentrations greater than
10% at November 30, 1997 (as a percentage of net assets):
  MBIA                           18.4%
  AMBAC                          16.5





----------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1997 (Unaudited)
                                                                             Unrealized
                                             Aggregate Face   Expiration    Appreciation/
                                Total Value       Value          Date      (Depreciation)
----------------------------------------------------------------------------------------
U.S. Muni Index Future
(long)                          $ 1,222,813    $ 1,214,375     Dec 97         $   8,438
U.S. Treasury Bond Future
(short)                          17,997,313     17,676,656     Dec 97          (320,657)
----------------------------------------------------------------------------------------
                                                                               (312,219)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $219,644,761) (Note 1)                                                $232,684,412
---------------------------------------------------------------------------------------------------
Cash                                                                                        512,177
---------------------------------------------------------------------------------------------------
Interest receivables                                                                      4,611,872
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      347,621
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               10,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            238,166,082

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 13,844
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       568,599
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  188,961
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                353,010
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   59,564
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,294
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,092
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       98,069
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       39,141
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,329,574
---------------------------------------------------------------------------------------------------
Net assets                                                                             $236,836,508

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $224,832,955
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                350,752
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (1,074,631)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               12,727,432
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $236,836,508

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($184,022,779 divided by 20,022,036 shares)                                                   $9.19
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.19)*                                        $9.65
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($51,238,414 divided by 5,582,009 shares)+                                                    $9.18
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,575,315 divided by 171,362 shares)                                                        $9.19
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.19)**                                       $9.50
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                            $ 7,244,197
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           711,045
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             141,233
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            4,706
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,230
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      186,001
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      211,947
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,860
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     10,841
--------------------------------------------------------------------------------------------------
Auditing                                                                                    14,444
--------------------------------------------------------------------------------------------------
Legal                                                                                       10,400
--------------------------------------------------------------------------------------------------
Postage                                                                                     11,517
--------------------------------------------------------------------------------------------------
Other                                                                                        5,822
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,314,046
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (15,964)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,298,082
--------------------------------------------------------------------------------------------------
Net investment income                                                                    5,946,115
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,797,415
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (1,163,184)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             4,331,516
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  4,965,747
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $10,911,862
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        November 30             May 31
                                                                                               1997*              1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  5,946,115       $ 11,849,465
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            634,231          1,845,011
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,331,516          4,190,338
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     10,911,862         17,884,814
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                              (4,683,899)        (9,691,029)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,094,800)        (2,018,939)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (27,034)           (32,971)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (1,260,132)        (1,934,629)
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              3,845,997          4,207,246

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     232,990,511        228,783,265
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $350,752 and
$210,370, respectively)                                                                $236,836,508       $232,990,511
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                        Nov. 30
operating performance         (Unaudited)                                       Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.99            $8.76            $8.95            $8.80            $9.26            $8.78
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .24              .46              .48              .52              .53              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .19              .23             (.19)             .15             (.35)             .48
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .43              .69              .29              .67              .18             1.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.23)            (.46)            (.48)            (.51)            (.52)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --             (.01)            (.12)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.23)            (.46)            (.48)            (.52)            (.64)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.19            $8.99            $8.76            $8.95            $8.80            $9.26
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           4.85*            8.05             3.30             8.04             1.88            11.94
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $184,023         $185,030         $186,633         $193,176         $194,130         $177,879
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .49*             .98              .96              .93              .99             1.04
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.59*            5.22             5.39             5.97             5.68             5.90
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             14.45*           33.92            33.23            66.29            44.45            21.57
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                         Nov. 30                                                       July 15, 1994+
operating performance                          (Unaudited)                      Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.98            $8.75            $8.94            $8.79            $9.37
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .20              .41              .42              .46              .40
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .20              .22             (.19)             .16             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .40              .63              .23              .62             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.20)            (.40)            (.42)            (.46)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.01)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.20)            (.40)            (.42)            (.47)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.18            $8.98            $8.75            $8.94            $8.79
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.51 *           7.35             2.63             7.39            (1.49)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $51,238          $47,050          $41,655          $32,847          $17,959
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .81 *           1.63             1.61             1.58             1.42*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.25 *           4.56             4.71             5.24             4.35*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              14.45 *          33.92            33.23            66.29            44.45
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                          Nov. 30                                      April 3, 1995+
operating performance                                           (Unaudited)              Year ended May 31          to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.00            $8.76            $8.95            $8.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .22              .44              .45              .08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .19              .23             (.18)             .19
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .41              .67              .27              .27
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.22)            (.43)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.22)            (.43)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.19            $9.00            $8.76            $8.95
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.58*            7.85             3.00             3.05*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $1,575             $911             $495               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .64*            1.28             1.27              .20*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.40*            4.87             4.85              .89*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               14.45*           33.92            33.23            66.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended November 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $1,216,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                 Expiration
------------------------------------------------------------
  825,000                     May 31, 2003
  391,000                     May 31, 2004

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $15,964 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $433 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $10,314 and $75 from the sale of class A and class M shares, respectively and $51,209 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $33,891,977 and $38,901,749, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                         649,766       $5,939,977
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                        325,612        2,969,560
------------------------------------------------------------
                                    975,378        8,909,537
Shares
repurchased                      (1,524,977)     (13,945,794)
------------------------------------------------------------
Net decrease                       (549,599)     $(5,036,257)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,198,774      $10,700,758
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                        689,750        6,142,339
------------------------------------------------------------
                                  1,888,524       16,843,097
Shares
repurchased                      (2,622,181)     (23,383,041)
------------------------------------------------------------
Net decrease                       (733,657)     $(6,539,944)
------------------------------------------------------------

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         673,429       $6,136,377
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        69,270          630,949
------------------------------------------------------------
                                    742,699        6,767,326
Shares
repurchased                        (398,468)      (3,633,843)
------------------------------------------------------------
Net increase                        344,231       $3,133,483
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,305,642      $11,620,146
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       131,755        1,171,868
------------------------------------------------------------
                                  1,437,397       12,792,014
Shares
repurchased                        (961,610)      (8,580,550)
------------------------------------------------------------
Net increase                        475,787       $4,211,464
------------------------------------------------------------

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          73,433         $672,478
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,908           17,411
------------------------------------------------------------
                                     75,341          689,889
Shares
repurchased                          (5,176)         (47,247)
------------------------------------------------------------
Net increase                         70,165         $642,642
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          44,589         $393,371
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,895           25,792
------------------------------------------------------------
                                     47,484          419,163
Shares
repurchased                          (2,815)         (25,312)
------------------------------------------------------------
Net increase                         44,669         $393,851
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund+

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA053-36874 848/240/130   1/98